U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 1, 1996





                         H.E.R.C. PRODUCTS INCORPORATED
             (Exact name of registrant as specified in its charter)






        Delaware                       1-13012                   86-0570800

(State or other jurisdiction    (Commission File No.            (IRS Employer
of incorporation)                                            Identification No.)


          3622 North 34th Avenue                               85017
          Phoenix, Arizona                                   (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (602) 233-2212

Item 2.  Acquisition or Disposition of Assets

         On  July  1,  1996,  H.E.R.C.   Consumer  Products,  Inc.,  an  Arizona
corporation ("HCP"), and a wholly-owned subsidiary of H.E.R.C. Products Incorporated ("Company"), acquired all of the right, title and ownership interest in H.E.R.C. Consumer Products Company, L.L.C., a limited liability company organized in the State of Illinois ("LLC"), owned by Conair Corporation, a Delaware corporation ("Conair"). The LLC, prior to July 1, 1996, was owned jointly by the Company and Conair to conduct the production and marketing of the Company's consumer products.

         Under the terms of the agreement, for the acquisition of Conair's interest in the LLC, HCP paid Conair $276,000 on July 1, 1996 and all the parties agreed to terminate their respective obligations under certain existing agreements, including, but not limited to, the partnership agreement, operating agreement and supply agreement related to the LLC which resulted in, among other things, the settlement of the Company's obligation to pay Conair approximately $230,000 and the LLC's obligation to pay the Company approximately $165,000. The agreement further provides for payment of certain other amounts as follows: (i) within 14 days after receipt by HCP of the financial statements of the LLC for the period June 1, 1996 through June 30, 1996, HCP will pay additional purchase consideration to Conair in an amount equal to 50% of the net profit of the LLC for such period plus 5% of the net sales of the LLC for such period, and (ii) the LLC will pay Conair for certain inventory products manufactured by Conair for the LLC before June 28, 1996 ("Conair Inventory"), plus shipping and handling expenses, such payments to be in six equal monthly installments commencing July 31, 1996. The LLC has pledged as security for the payments due under the agreement all of the Conair Inventory being purchased and all the other assets of the LLC. The Company has agreed to guarantee the amounts payable by the LLC for the Conair Inventory.

         The LLC has also agreed to purchase from Conair, at designated prices, all of its requirements for certain shower, tub and tile cleaner products until September 26, 1996, and the LLC has committed to purchase not less than $169,309 worth of such products. After September 26, 1996, the LLC may manufacture or purchase from other sources any shower, tub and tile cleaner products.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Unaudited Financial Statements of Business Acquired

         The unaudited financial statements included herein present the financial position of the LLC as of March 31, 1996 and December 31, 1995 and the results of operations and cash flows for the years ended December 31, 1995 and 1994 and for the quarters ended March 31, 1996 and 1995. Audited financial statements of the LLC are not available, and the Company has availed itself of the automatic waiver from providing audited financial statements set forth in 310(c)(3)(ii) of Regulation S-B.

         (b)  Unaudited Pro Forma Financial Information

         The pro forma consolidated combined balance sheet as of March 31, 1996 and the consolidated combined statement of operations for the year ended December 31, 1995 and the period ended March 31, 1996 included herein give effect to the acquisition described in Item 2 of this report.

         The pro forma information is based on the historical financial statements of the Company, and the LLC, giving effect to the transactions under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

         The pro forma balance sheet gives effect to the transactions as if they occurred on the balance sheet date. The pro forma statements of operations for the year ended December 31, 1995 and the period ended March 31, 1996 give effect to these transactions as if they occurred at the beginning of the calendar year presented. The historical statement of operations of the Company will reflect the effect of these transactions from the date of acquisition onward.

         The pro forma combined financial statements have been prepared by the Company's management based upon the historical financial statements of the Company and the LLC. These pro forma financial statements may not be indicative of what would have occurred if the combination had been in effect on the date indicated.

         (c)  Exhibits

                  2.1 Settlement Agreement among the Company, HCP, Conair and the LLC, dated June 28, 1996, including exhibits thereto.

                   H.E.R.C. CONSUMER PRODUCTS COMPANY, L.L.C.

                                  Balance Sheet
                                   (Unaudited)
                                December 31, 1995



Assets
   Current Assets
        Cash                                                        $    13,481
        Trade accounts receivable, net of an allowance
            for doubtful accounts of $24,000                            135,246
        Inventories                                                     353,989
        Prepaid expenses                                                  1,361
                                                                    -----------
            Total Current Assets                                        504,076
                                                                    -----------
                                                                    $   504,076
                                                                    ===========
   Liabilities and Stockholders' Equity
   Current Liabilities
        Accounts payable                                            $   588,783
                                                                    -----------
            Total Current Liabilities                                   588,783
                                                                    -----------

   Stockholders' Equity
        Accumulated deficit                                          (   84,707)
                                                                    -----------
            Total Stockholders' Equity                               (   84,707)
                                                                    ------------
                                                                    $   504,076
                                                                     ===========

                   H.E.R.C. CONSUMER PRODUCTS COMPANY, L.L.C.
                                        .
                                  Balance Sheet
                                   (Unaudited)
                                 March 31, 1996



Assets
Current Assets
             Cash                                                 $           -
             Trade accounts receivable net of an allowance
                 for doubtful accounts of $30,000                       158,633
             Inventories                                                277,875
             Prepaid expenses                                             2,447
                                                                  --------------
                          Total Current Assets                          438,955
                                                                  --------------
                                                                  $     438,955
                                                                  ==============
Liabilities and Stockholders' Equity
Current Liabilities
             Accounts payable                                     $     509,975
                                                                  --------------
                          Total Current Liabilities                     509,975
                                                                  --------------
                          Total Liabilities                             509,975
                                                                  --------------

Stockholders' Equity
             Accumulated deficit                                        (71,020)
                                                                  --------------
                          Total Stockholders' Equity                    (71,020)
                                                                  --------------
                                                                  $     438,955
                                                                  ==============

                   H.E.R.C. CONSUMER PRODUCTS COMPANY, L.L.C.



                             Statement of Operations
                                   (Unaudited)

                                                   Years Ended December 31,
                                                   1995                1994
                                              --------------      --------------


Sales                                         $   1,380,573       $   1,202,834
Cost of Sales                                       801,583             664,553
                                              --------------      --------------
Gross profit                                        578,990             538,281
                                              --------------      --------------
Selling Expenses                                    453,102             515,332
                                              --------------      --------------
General and Administrative Expenses                 135,500              97,644
                                              --------------      --------------
Net Loss                                      $      (9,612)      $     (74,695)
                                              ==============      ==============

                   H.E.R.C. CONSUMER PRODUCTS COMPANY, L.L.C.



                             Statement of Operations
                                   (Unaudited)
                          Three Months Ended March 31,





                                                           1996           1995
                                                           ----           ----

Sales                                                  $ 400,205       $ 404,144
Cost of Sales                                            234,529         228,746
                                                        --------       ---------
Gross profit                                             165,676         175,398
                                                        --------       ---------
Selling Expenses                                         113,005         129,644
                                                        --------       ---------
General and Administrative Expenses                       38,984          38,460
                                                        --------       ---------
Net Income                                             $  13,687       $   7,296
                                                        ========       =========

                   H.E.R.C. CONSUMER PRODUCTS COMPANY, L.L.C.

                        Statement of Accumulated Deficit
                                   (Unaudited)





Balance as of January 1, 1994                                       $          -

Net Loss Year Ended December 31,1994                                    (75,095)
                                                                    ------------
                                                                        (75,095)

Net Loss Year Ended December 31,1995                                     (9,612)
                                                                    ------------
                                                                        (84,707)

Net Income Quarter Ended March 31, 1996                                  13,687
                                                                    ------------
                                                                       $(71,020)
                                                                    ============

                   H.E.R.C. CONSUMER PRODUCTS COMPANY, L.L.C.

                            Statements of Cash Flows
                            Years Ended December 31,
                                   (Unaudited)

                                                                     1995             1994
                                                                   --------         --------
Cash Flows From Operating Activities
     Net loss                                                      $ (9,612)        $(75,095)
                                                                   --------         ---------
     Adjustments to reconcile net loss
          to net cash used in operating activities
            (Increase) decrease in assets
                Trade accounts receivable                            26,659         (161,905)
                 Inventories                                       (173,886)        (180,103)
                 Prepaid expenses                                     3,195           (4,556)
            Increase in liabilities
                Accounts payable                                    165,817          422,966
                                                                   --------        ---------
                       Total adjustments                             21,785           76,402
                                                                   --------        ---------
                        Net cash provided by operating activities    12,173            1,307
                                                                   --------        ---------

Cash flows From Investing Activities
                        Net cash used in investing activities             -                -
                                                                   --------        ---------

Cash Flows From Financing Activities
                        Net cash provided by
                           financing activities                           -                -
                                                                   --------        ---------

Net Increase in Cash                                                 12,173            1,307
Cash at beginning of year                                             1,307                -
                                                                   --------        ---------
Cash at end of year                                                $ 13,480        $   1,307
                                                                   ========        =========

                   H.E.R.C. CONSUMER PRODUCTS COMPANY, L.L.C.

                            Statements of Cash Flows
                          Three Months Ended March 31,
                                   (Unaudited)

                                                                                        1996             1995
                                                                                   ------------     ------------
Cash Flows From Operating Activities
     Net Income                                                                      $   13,687       $    7,296
                                                                                   ------------     ------------
     Adjustments to reconcile net income
          to net cash used in operating activities
            (Increase) decrease in assets
                Trade accounts receivable                                               (23,387)         (95,910)
                 Inventories                                                             76,114           27,065
                 Prepaid expenses                                                        (1,086)               -
            Increase in liabilities
                Accounts payable                                                        (78,809)          73,109
                                                                                   ------------     ------------
                       Total adjustments                                                (27,168)           4,264
                                                                                   ------------     ------------
                         Net cash provided by (used in) operating activities            (13,481)          11,560
                                                                                   ------------     ------------

Cash flows From Investing Activities
                         Net cash used in investing activities                                -                -
                                                                                   ------------     ------------

Cash Flows From Financing Activities
                         Net cash provided by
                             financing activities                                             -                -
                                                                                   ------------     ------------

Net Increase (Decrease) in Cash                                                         (13,481)          11,560
Cash at beginning of year                                                                13,481            1,307
                                                                                   ------------     ------------
Cash at end of period                                                                $        -       $   12,867
                                                                                   ============     ============

                   H.E.R.C. CONSUMER PRODUCTS COMPANY, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)



1. Nature of Business and Summary of Significant Accounting Policies

Nature of Business

In November 1993 and January 1994, H.E.R.C. Products, Inc. ("H.E.R.C.") entered into an operating agreement and supply/service agreement with Conair Corporation (Conair") to form a limited liability company (the "LLC"), H.E.R.C. Consumer Products Company, under the Illinois Limited Liability Company Act effective January 1, 1994. H.E.R.C. and Conair are the members of the LLC. Conair is solely responsible for funding the operations of the LLC. At December 31, 1995 and March 31, 1996 the LLC owed Conair $267,000 and $349,000, respectively, and these amounts are included in accounts payable.

H.E.R.C. will continue to develop consumer products to be sold by the LLC. H.E.R.C. will be reimbursed by the LLC in an amount equal to 3% of the LLC's net sales for the three-year period beginning on the effective date of the agreement. After such three-year period, H.E.R.C. will be reimbursed for its research and development costs directly attributable to products sold by the LLC in an amount not to exceed 3% of the net sales for products sold by the LLC. For the years ended December 31, 1995 and 1994, the LLC has recorded reimbursements for research and development activities in the amounts of $34,442 and $34,538, respectively. For the quarters ended March 31, 1996 and 1995, the LLC has recorded reimbursements for research and development activities in the amount of $12,000 and $12,124, respectively. At December 31, 1995, H.E.R.C. was owed $153,129 by the LLC. At March 31, 1996, H.E.R.C. was owed $165,129 by the LLC. Amounts owed to H.E.R.C. are included in accounts payable.

H.E.R.C. is entitled to 50% of the profit or loss of the LLC through December 31, 1996. After that date, the agreement provides for profit or loss sharing based on the cumulative sales performance of the LLC for the three-year period ending December 31, 1996 ("Initial Period"). For cumulative sales during the Initial Period from $7.5 million to $16 million, H.E.R.C.'s profit sharing percentage ranges from 100% to 50%. For cumulative sales during the Initial Period from $16 million to $39 million, H.E.R.C.'s profit sharing percentage ranges form 45% to 35%. H.E.R.C. is entitled to receive noncumulative distributions of the profits of the LLC, to the extent available, equal to $360,000 for each of the first two years and $280,000 for the third year of the agreement. No such distributions have been made to date. Upon dissolution of the LLC, its net assets will be distributed to its members based upon the terms of various agreements.

Conair will act as the sole managing member and thereby direct the operations of the LLC during the three-year period ending December 31, 1996. Thereafter, management of the LLC shall be determined based on cumulative sales performance during that same three-year period. For cumulative sales from $7.5 million to $12 million, H.E.R.C. will be sole managing member. For cumulative sales from $12 million to $16 million, H.E.R.C. and Conair will share management control. If cumulative sales exceed $16 million, then Conair shall be the sole managing member.

As managing member, Conair has agreed that when it determines that the operations of the LLC have generated cash in excess of Conair's reasonable determination of what is required for the future successful operation of the LLC then Conair shall, after consulting with H.E.R.C., make a distribution of profits to the members.

Under the terms of the supply/service agreement, H.E.R.C. and the LLC will purchase all of their consumer products requirements, as defined, from Conair during the term of the agreement. The LLC will purchase the products at a price which results in a gross profit of 18% to Conair. These agreements will terminate only upon agreement of the members or the failure of the LLC to achieve cumulative sales of $7.5 million for the three-year period ending December 31, 1996.

The LLC historically has had a concentration of significant customers. Substantially all of the LLC's sales are to one customer and although the LLC considers its commercial relationship with this customer to be good, the loss of this customer, or a significant decrease in purchases by this customer, could have an adverse effect on the LLC's operations.

Inventories

Inventories, consisting principally of finished goods, are stated at the lower of cost or market (net realizable value). Cost is determined by using the first-in, first-out ("FIFO") method.

Research and Development

Costs incurred in connection with research and development activities are expensed as incurred

Taxes on Income

The LLC is taxed as a partnership for Federal income tax purposes. Therefore, the LLC's individual members record their proportional share of the LLC's income or loss on their respective income tax returns and the LLC is not responsible for payment of Federal income taxes.

Use of Estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported assets and liabilities at December 31, 1995 and March 31, 1996 and the amounts of revenue and expenses during the years ended December 31, 1995 and 1994 and the quarters ended March 31, 1996 and 1995. Actual results could differ from those estimates.

2. Related Party Transactions

The LLC is responsible for paying Conair a management fee equal to 5% of gross revenues of the LLC. Management fee expenses recorded by the LLC were $62,500 for the year ended December 31, 1994, $74,250 for the year ended December 31, 1995 and $21,000 for the quarters ended March 31, 1996 and 1995.

Substantially all of the LLC's inventory and resulting cost of sales arise from purchases from Conair pursuant to the LLC's supply/service agreement (See Note
1).

3. Subsequent Events

A wholly-owned subsidiary of H.E.R.C. has acquired Conair's interest in the LLC effective July 1, 1996. Certain of the agreements between H.E.R.C., Conair and the LLC have been terminated as a result of this transaction.

                 H.E.R.C. PRODUCTS INCORPORATED AND SUBSIDIARIES

                 Pro Forma Consolidated Combined Balance Sheets
                              As of March 31, 1996
                                   (Unaudited)

                                                               Historicals
                                                     ----------------------------------   Pro Forma            Pro Forma
                                                         H.E.R.C.         HCPC,LLC.      Adjustments            Combined
                                                         --------         ---------      -----------            --------
Assets
Current Assets
     Cash and cash equivalents                       $       168,217   $            -   $           -       $         168,217
     Trade accounts receivable, net of an
        allowance for doubtful accounts                      318,163           158,633        (165,136) (1)           311,660
     Inventories                                             625,614           277,875               -                903,489
     Other receivables                                        14,613                 -               -                 14,613
     Prepaid expenses                                         17,136             2,447               -                 19,583
                                                     ----------------  ---------------- ---------------     ------------------
        Total Current Assets                               1,143,743           438,955        (165,136)     $       1,417,562
                                                     ----------------  ---------------- ---------------     ------------------
Property and Equipment
     Property and equipment                                  330,412                 -               -                330,412
     Less accumulated depreciation                           110,408                 -               -                110,408
                                                     ----------------  ---------------- ---------------     ------------------
        Net Property and Equipment                           220,004                 -               -                220,004
                                                     ----------------  ---------------- ---------------     ------------------

Other Assets
     Patents, net of accumulated
        amortization                                         207,283                 -               -                207,283
     Patents pending                                          97,513                 -               -                 97,513
     Deferred private offering costs                         101,462                 -               -                101,462
     Goodwill, net of accumulated
         amortization                                      1,636,026                 -          75,681  (5)         1,711,707
     Refundable deposits                                       6,192                 -               -                  6,192
     Other                                                    13,270                 -               -                 13,270
                                                     ----------------  ---------------- ---------------     ------------------
     Total Other Assets                                    2,061,746                 -          75,681              2,137,427
                                                     ----------------  ---------------- ---------------     ------------------
                                                     $     3,425,493   $       438,955  $      (89,455)     $       3,774,993
                                                     ================  ================ ===============     ==================

                 H.E.R.C. PRODUCTS INCORPORATED AND SUBSIDIARIES

                 Pro Forma Consolidated Combined Balance Sheets
                              As of March 31, 1996
                                   (Unaudited)

                                                               Historicals
                                                     ----------------------------------   Pro Forma             Pro Forma
                                                         H.E.R.C.         HCPC,LLC.      Adjustments            Combined
                                                         --------         ---------      -----------            --------
Liabilities and Stockholders' Equity
Current Liabilities
     Notes payable, including
        current portion of long-term debt                    241,034                 -        (225,500) (2)            15,534
     Accounts payable                                        336,742           509,975          65,025  (1)           911,742
     Accrued wages                                            16,797                 -               -                 16,797
     Other accrued expenses                                   42,426                 -               -                 42,426
                                                     ----------------  ---------------- ---------------     ------------------
        Total Current Liabilities                            636,999           509,975        (160,475)               986,499
                                                     ----------------  ---------------- ---------------     ------------------
Long-Term Liabilities
     Long-term debt, net of current portion                  791,161                 -               -                791,161
     Deferred rent                                             5,126                 -               -                  5,126
                                                     ----------------  ---------------- ---------------     ------------------
        Total Long-Term Liabilities                          796,287                 -               -                796,287
                                                     ----------------  ---------------- ---------------     ------------------
        Total Liabilities                                  1,433,286           509,975        (160,475)             1,782,786
                                                     ----------------  ---------------- ---------------     ------------------

Stockholders' Equity
     Preferred stock, $0.01 par value;
         authorized 1,000,000 shares, none issued                  -                 -               -                      -
     Common stock, $0.01 par value; authorized
        10,000,000 shares; issued and
        outstanding 2,928,441 shares                          29,284                 -               -                 29,284
     Additional paid-in capital                            7,812,619                 -               -              7,812,619
     Accumulated deficit                                  (5,849,696)          (71,020)         71,020  (3)        (5,849,696)
                                                     ----------------  ---------------- ---------------     ------------------
        Total Stockholders' Equity                         1,992,207           (71,020)         71,020              1,992,207
                                                     ----------------  ---------------- ---------------     ------------------
                                                        $  3,425,493      $    438,955       $ (89,455)          $  3,774,993
                                                     ================  ================ ===============     ==================

                 H.E.R.C. PRODUCTS INCORPORATED AND SUBSIDIARIES



                   Pro Forma Combined Statements of Operations
                                   (Unaudited)
                          Year Ended December 31, 1995

                                                               Historicals
                                                  ------------------------------------     Pro Forma            Pro Forma
                                                      H.E.R.C.          HCPC, LLC.        Adjustments           Combined
                                                  -----------------   ----------------  ---------------     ----------------

Sales                                                $   1,349,786     $    1,380,573     $           -       $    2,730,359
Cost of Sales                                            1,327,755            801,583                 -            2,129,338
                                                  ---------------     ----------------   -----------------   ----------------
Gross profit                                                22,031            578,990                 -              601,021
                                                  -----------------   ----------------   -----------------   ----------------
Selling Expenses                                           849,812            453,102                 -            1,302,914
                                                  -----------------   ----------------   -----------------   ----------------
General and Administrative Expenses                                                             (41,417)(4)          (41,417)
                                                         1,666,505            135,500             4,000 (6)        1,806,005
                                                   ----------------   ---------------     ----------------  -----------------
Research and Development                                    54,572                                    -               54,572
                                                  -----------------   ----------------   ---------------     ----------------
Operating Loss                                          (2,548,858)            (9,612)           37,417           (2,521,053)
                                                  -----------------   ----------------   ---------------     ----------------
Other Income (Expense)
     Other Income                                          112,641                  -           (41,417)(4)           71,224
     Interest Expense                                      (44,952)                 -                 -              (44,952)
                                                  -----------------   ----------------   ---------------     ----------------
             Total other income (expense)                   67,689                  -           (41,417)              26,272
                                                  -----------------   ----------------   ---------------     ----------------
Loss before Taxes on Income                             (2,481,169)            (9,612)           (4,000)          (2,494,781)
Taxes on Income                                                941                  -                 -                  941
                                                  -----------------   ----------------   ---------------     ----------------
                           Net Loss                  $  (2,482,110)    $       (9,612)    $      (4,000)      $   (2,495,722)
                                                  ================    ================   ===============     ================

Loss Per Share                                       $       (0.93)                                           $        (0.94)
                                                  =================                                          ================
Weighted Average Common Shares and
     Share Equivalents Outstanding                       2,667,544                                                 2,667,544
                                                  =================                                          ================

                 H.E.R.C. PRODUCTS INCORPORATED AND SUBSIDIARIES



                   Pro Forma Combined Statements of Operations
                                   (Unaudited)
                        Three Months Ended March 31, 1996

                                                              Historicals
                                                  -----------------------------------     Pro Forma         Pro Forma
                                                     H.E.R.C.          HCPC, LLC.        Adjustments         Combined
                                                  ---------------    ----------------  --------------    -----------------

Sales                                               $     473,549     $      400,205    $          -      $       873,754
Cost of Sales                                             310,197            234,529               -              544,726
                                                  ---------------    ---------------   --------------    -----------------
Gross profit                                              163,352            165,676               -              329,028
                                                  ----------------   ----------------  --------------    -----------------
Selling Expenses                                          200,725            113,005               -              313,730
                                                  ----------------   ----------------  --------------    -----------------
General and Administrative Expenses                       401,478             38,984         (12,006)(4)          428,456
                                                                                               1,000 (6)            1,000
                                                  ----------------   ----------------  --------------    -----------------
Operating Income (Loss)                                  (438,851)            13,687          11,006             (414,158)
                                                  ----------------   ----------------  --------------    -----------------
Other Income (Expense)
     Other Income                                          17,893                  -         (12,006)(4)            5,887
     Interest Expense                                      (3,564)                 -               -               (3,564)
                                                  ----------------   ----------------  --------------    -----------------
             Total other income (expense)                  14,329                  -         (12,006)               2,323
                                                  ----------------   ----------------  --------------    -----------------
Income (Loss) before Taxes on Income                     (424,522)            13,687          (1,000)            (411,835)
(Benefit) Taxes on Income                                       -                  -               -                    -
                                                  ----------------   ----------------  --------------    -----------------
                           Net (Loss) Income        $    (424,522)    $       13,687    $     (1,000)     $      (411,835)
                                                  ================   ================  ==============    =================

Loss Per Share                                      $       (0.14)                                        $         (0.14)
                                                  ================                                       =================
Weighted Average Common Shares and
     Share Equivalents Outstanding                      2,928,441                                               2,928,441
                                                  ================                                       =================

                 H.E.R.C. PRODUCTS INCORPORATED AND SUBSIDIARIES

          NOTES TO PRO FORMA CONSOLIDATED COMBINED FINANCIAL STATEMENTS
                                   (Unaudited)




         (1)  To eliminate intercompany accounts payable and accounts receivable

         (2)  To eliminate note payable liquidated by purchase of the LLC

         (3)  To eliminate accumulated deficit of the LLC

         (4)  To eliminate intercompany administrative expenses and other income

         (5)  To record purchase price and goodwill

         (6)  To record goodwill which is amortized over a 20 year life

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  H.E.R.C. PRODUCTS INCORPORATED
                                                  ------------------------------
                                                            (Registrant)


Date:  June 15, 1996                                By    /s/ S. Steven Carl
                                                      --------------------------
                                                              S. Steven Carl
                                                         Chief Executive Officer




                                                    By    /s/ Gary S. Glatter
                                                      --------------------------
                                                              Gary S. Glatter
                                                         Chief Financial Officer